Filed under Rule 497(k) Registration No. 002-83631

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2014,

as supplemented to date

Science & Technology Fund

In the section titled “FUND SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership, is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
John F. Averill, CFA	2007	Senior Managing Director and Global Industry Analyst
Bruce L. Glazer	2007	Senior Managing Director and Global Industry Analyst
Anita M. Killian, CFA	2007	Director, Senior Managing Director and Global Industry Analyst
Michael T. Masdea	2010	Senior Managing Director and Global Industry Analyst

Please retain this supplement for future reference.

  Date: February 19, 2015